Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:	MEDIA CONTACT:
Frank Morgan	Harlow Sumerford
615-344-2688	615-344-1851

HCA ANNOUNCES PROPOSED PUBLIC OFFERING OF SENIOR NOTES

NASHVILLE, Tenn., February 18, 2025 – HCA Healthcare, Inc. (NYSE: HCA) today announced that its wholly owned subsidiary, HCA Inc., proposes to offer senior notes, subject to market and other considerations. Actual terms of the senior notes, including maturity, interest rate and principal amount, will depend on market conditions at the time of pricing. HCA Inc. intends to use the net proceeds from this offering for general corporate purposes, which may include the repayment of borrowings outstanding under its existing or future senior credit facilities.

BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC are acting as the joint book-running managers for the offering.

The offering of the senior notes is being made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission. The offering is being made only by means of a preliminary prospectus supplement and the accompanying prospectus, copies of which may be obtained by contacting BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, by email: dg.prospectus_requests@bofa.com or by telephone 1-800-294-1322; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone: 1-800-831-9146 or by email: prospectus@citi.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York, 10179, Attention: Investment Grade Syndicate Desk, 3rd Floor, telephone collect at 1-212-834-4533; Mizuho Securities USA LLC, Attn: Debt Capital Markets, 1271 Avenue of the Americas, New York, New York 10020, or by calling toll-free at 1-866-271-7403; or Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, by email: wfscustomerservice@wellsfargo.com or by telephone (toll-free): 1-800-645-3751.

You may also visit www.sec.gov to obtain an electronic copy of the related preliminary prospectus supplement and the accompanying prospectus.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the senior notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

FORWARD-LOOKING STATEMENTS

Information provided and statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this press release and HCA assumes no obligation to update the information included in this press release. Such forward-looking statements include the expected use of proceeds from the offering. These statements often include words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “initiative” or “continue.” These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about HCA’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond HCA’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance or occurrence of events and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although HCA believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in the Annual Report on Form 10-K filed by the Company with the SEC on February 14, 2025 and our other filings with the Securities and Exchange Commission. Unless otherwise required by law, HCA also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

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All references to the “Company” and “HCA” as used throughout this press release refer to HCA Healthcare, Inc.

and its affiliates.